Exhibit 99.3 Schedule 1

Annex #2 to Form ABS Due Diligence 15E

Item 5. Summary of findings and conclusions of review

Solidifi Title & Closing, LLC ("Solidifi") was engaged by Great Ajax Operating Partnership L.P. (“Client”) as diligence agent to provide updated Tax, Municipal and Homeowner Association (“HOA”) lien review for a population of 748 one-to-four family residential mortgage loans (the “Subject Loans”). Solidifi, in order to provide said reports, updated a prior title report with a detailed land records search on each asset to obtain all of the following information as it pertains to each asset pledged as security:

•	Property Tax Information
•	Recorded Municipal Lien Information
•	Recorded HOA Lien Information

Client was provided a summary of all aforementioned information, recorded copies of all pertinent documents, and an Excel data file with all applicable data output information.

Solidifi completed a review of the updated title reports relating to each of the Subject Loans to identify potential municipal and HOA liens/judgments that may exist and adversely impact each mortgage loan’s first lien status, as well as liens/judgments recorded post-origination. Based upon our review, all mortgages underlying the Subject Loans are in first lien position, except as noted below:

a.	104 mortgage loans have reported delinquent taxes. Solidifi reviewed the tax assessor/collector information for tax delinquencies. The total dollar amount of the delinquent taxes is $483,829.88.

b.	23 mortgage loans for which potentially superior, municipal liens were found of record. The total dollar amount of the potentially superior municipal liens is $49,739.79.

c.	3 mortgage loans for which potentially superior, HOA liens were found of record. The total dollar amount of the potentially superior HOA liens is $5,691.80.

Solidifi | 88 Silva Lane, Suite 210 | Middletown | Rhode Island | 02842 | P: 1.401.239.5330 | F: 1.401.851.7950 | www.solidifi.com